Exhibit 10.12

KKR Financial CLO 2005-1, Ltd.

c/o Maples Finance Limited

P.O. Box 1093GT

Queensgate House

113 South Church Street

George Town, Grand Cayman

Cayman Islands

Attention:  The Directors

JPMorgan Chase Bank, National Association

600 Travis St.

Houston Texas 77002

Attention: KKR Financial CLO 2005-1, Ltd.

Dear All:

                Reference is hereby made to that certain Indenture (the “Indenture”) dated as of March 30, 2005 among JPMorgan Chase Bank, National Association, as trustee (the “Trustee), KKR Financial CLO 2005-1, Ltd. (the “Issuer”) and KKR Financial CLO 2005-1, Corp., and that certain Collateral Management Agreement (the “Agreement”) dated as of March 30, 2005 by and between the Issuer, and KKR Financial Advisors II, LLC as collateral manager (the “Collateral Manager”). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Indenture or the Agreement, as applicable.

                By this letter the Collateral Manager hereby releases, relinquishes and forever discharges in full the Issuer from the payment of any Collateral Management Fee due to the Collateral Manager pursuant to Section 8 of the Agreement for the Due Period commencing on the Closing Date and ending in October 2005. For avoidance of doubt, this release shall not be treated by the Issuer and the Collateral Manager as Current Deferred Management Fee.

                By this letter, the Collateral Manager on behalf of the Issuer, hereby instructs the Trustee to distribute on the Payment Date occurring on October 26, 2005 the funds otherwise available in the Payment Account in accordance with the Priority of Payment as if the Collateral Management Fee for the applicable Due Period was equal to zero dollars.

Dated: April 15, 2005	KKR FINANCIAL ADVISORS II, LLC,
as Collateral Manager

	By:	/s/ DAVID A. NETJES
Name: David A. Netjes
Title: Chief Operating Officer

Acknowledged

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION,

as Trustee

By:	/s/ ELAINE P. MAH
Name: Elaine P. Mah
Title: Vice President

KKR FINANCIAL CLO 2005-1, LTD.

By:	/s/ HUGH THOMPSON
Name: Hugh Thompson
Title: Director